Corrected Transcript 1-877-FACTSET www.callstreet.com Total Pages: 10 Copyright © 2001-2022 FactSet CallStreet, LLC 22-Nov-2022 Chico’s FAS, Inc. (CHS) Q3 2022 Earnings Call Exhibit 99.1

Chico’s FAS, Inc. (CHS) Q3 2022 Earnings Call Corrected Transcript 22-Nov-2022 1-877-FACTSET www.callstreet.com 2 Copyright © 2001-2022 FactSet CallStreet, LLC CORPORATE PARTICIPANTS David M. Oliver Senior Vice President-Finance, Controller & Chief Accounting Officer, Chico's FAS, Inc. Molly Langenstein Chief Executive Officer, President, Director & Member of Executive Committee, Chico's FAS, Inc. Patrick J. Guido Executive Vice President & Chief Financial Officer, Chico's FAS, Inc. ... OTHER PARTICIPANTS Dana Lauren Telsey Analyst, Telsey Advisory Group LLC Marni Shapiro Analyst, The Retail Tracker ... MANAGEMENT DISCUSSION SECTION Operator: Good day and welcome to the Chico's FAS Third Quarter 2022 Conference Call and Webcast. All participants will be in a listen-only mode. After today's presentation, there will be an opportunity to ask questions. [Operator Instructions] Please note that this event is being recorded. I would now like to turn the call over to Corporate Controller, David Oliver. Mr. Oliver, please go ahead. ... David M. Oliver Senior Vice President-Finance, Controller & Chief Accounting Officer, Chico's FAS, Inc. Good morning and welcome to the Chico's FAS third quarter 2022 conference call and webcast. For reference, our earnings release can be found on our website at www.chicosfas.com under Press Releases on the Investor Relations page. Today's comments will include forward-looking statements regarding our current expectations, assumptions, plans, estimates, judgments, and projections about our business and our industry, which speak only as of today's date. You should not unduly rely on these statements. Important factors that could cause actual results or events to differ materially from those projected or implied by our forward-looking statements are included in today's earnings release, our SEC filings, and the comments made on this call. We disclaim any obligation to update or revise any information discussed on this call, except as may be otherwise required by law. Certain non-GAAP measures may be referenced on today's call. A GAAP to non-GAAP reconciliation schedule is included in our earnings release, presentation posted this morning on the Chico's FAS Investor Relations page.

Chico’s FAS, Inc. (CHS) Q3 2022 Earnings Call Corrected Transcript 22-Nov-2022 1-877-FACTSET www.callstreet.com 3 Copyright © 2001-2022 FactSet CallStreet, LLC Now, I'll turn the call over to our CEO and President, Molly Langenstein. ... Molly Langenstein Chief Executive Officer, President, Director & Member of Executive Committee, Chico's FAS, Inc. Thank you, David, and good morning, everyone. Our robust momentum continued. We posted another quarter of outstanding sales growth and operating income and our seventh consecutive quarter of year-over-year double- digit EPS growth, resulting from continued strong store and digital sales and solid expense leverage. Our strong performance and quarter-after-quarter momentum demonstrates that our strategy is working and we are very pleased with the substantial progress toward our three-year plan. The power of our portfolio, three unique brands and execution of our strategic pillars are driving our continued strong performance, and we remain confident in delivering over $2.5 billion in sales by 2024. Let me cover some highlights. We posted another quarter of very strong bottom line results with diluted EPS of $0.20, more than 30% over last year. This performance was driven by comparable sales growth of nearly 17% combined with solid expense leverage, and this performance was on top of a 28% comparable sales increase in last year's third quarter. Customer behavior remained healthy during the quarter. Consistent newness, innovation, and product enhancements drove strong digital and store traffic and sales growth. We generated greater year-over-year full-price selling, averaging at retail and spend for customer. Our apparel brands continued to deliver exceptional results, with Chico's posting a 29% comparable sales gain and White House Black Market recording comparable sales growth of 17% during the quarter. AUR was up in both brands the last year. Chico's customers overwhelmingly responded to our elevated product and fashion newness, building complete outfits with solution-oriented product. White House Black Market customers responded to our versatile dressing, seamless fabrics, and product innovation to meet her work-from-anywhere needs and special occasion wear. Our Soma performance improved compared to the second quarter with particular strength in our foundations business. Soma comparable sales grew 35% compared to the third quarter of fiscal 2019. Soma continues to take market share in non-sport bras and panties according to NPD, indicating the overall long-term power and strength of the brand. We continued to make investments in cutting-edge product innovation. Strategic marketing continues to drive more customers to our brands with total year-over-year customer count up high-single digits, spend per customer up over last year's third quarter, and the average age of new customers continuing to trend younger. Our 14% sales growth and solid expense leverage delivered on operating margin of more than 6%, well above last year's third quarter operating margin of 4.9%. We strengthened our balance sheet ending the quarter with $141 million in cash after repaying $30 million of debt. Our fourth strategic pillars; customer led, product obsessed, digital first, and operationally excellent continued to guide us to deliver on our three-year strategic plan. Let me give you a brief update on each. We are customer led focused on community engagement and creating extraordinary and memorable customer experiences, forming lasting relationships, and increasing customer lifetime value. Store and digital sales both grew by double digits for the quarter. The power of our three unique brands is driving growth through three powerful platforms, creating long-term connections and enabling our customers to interact with us in a seamless manner. Our physical stores are community centers where our customers experience our products in the most exciting way possible, and the knowledge and enthusiasm of our stylists and bra experts drive sales and brand loyalty. Stores are the community connection that so many customers are searching for in a disconnected world.

Chico’s FAS, Inc. (CHS) Q3 2022 Earnings Call Corrected Transcript 22-Nov-2022 1-877-FACTSET www.callstreet.com 4 Copyright © 2001-2022 FactSet CallStreet, LLC Digital is often the first impression of our brand and is a community hub for content and a great way to teach, share information and inspire. And our social stylists skillfully connect customers to stores and digital. Chico's FAS has a uniquely strong foundation with some of the most loyal and dedicated customers in retail. Our loyalty programs that were recently relaunched are continuing to exceed expectations in enrollment, customer sentiment and redemption rates. We are strengthening our already strong customer relationships and adding new customers through these elevated programs. We are product obsessed, continually delivering innovative and best-in-class merchandise to our Chico's, White House Black Market and Soma customers, offering beautiful solutions that inspire confidence and joy. At each brand, we're focused on elevating AUR and driving full-price sales growth. At both apparel brands, customers continued to respond to our elevated fashion and product offering in nearly every apparel category, demonstrating that product enhancements and innovation are moving the brands forward and that customers appreciate higher quality and are receptive to paying for value and solutions. At both Chico's and White House Black Market, customers bought complete outfits and accessories, instead of single items, which increased AUR and basket size. At Chico's, style, fit, comfort and solutions are driving our revenue increases. Customers responded enthusiastically to our product innovation and fashion, including in tops, knits, wovens and sweaters, pants and denim, jackets, dresses, jewelry and shoes. She is focused on completing her head-to-toe look with easy care, wrinkle-free, climate-right fabric. At White House Black Market, versatile tailoring and feminine details in seasonless fabric drove the business in key categories. Whether she was looking for casual pieces or something dressier, customers responded to our newness in tops, in sweaters and in wovens, bottoms and premium denim dresses and jackets. Soma continues to make investments in beautiful solutions that continued to fuel growth in our foundations business in both bras and panties. We are delighted to welcome Chris Munnelly to our team as SVP of Merchandising and Design at Soma. I am confident that Chris, who has a 30 plus years of apparel experience and a proven track record, will work with our expert foundations design team to drive Soma growth in this evolving business. We are digital first, leveraging technology to engage and deliver to our customers across channels and brands. Over the trailing 12 months, we grew our total customer count by 8%. Chico's grew by 11%, White House Black Market was up 14% and Soma added 4%. Spend also rose high-single digits over the last 12 months. We are continuing to attract new customers to our brands and they are trending younger than existing by 10 years at Chico's, three years at White House Black Market, and four years at Soma. Each digital touch point inspires the customer to find solutions and build for wardrobe across brands. And we are driving frequency of visits online and especially in-store. Our customized digital styling tool, MyCloset and StyleConnect, continued to drive sales and engagement is growing. These tools further nurture and grow the multi-channel customer who is so valuable to us, spending more than three times single channel customers and fueling overall growth. Combined digital tools grew significantly over last year's third quarter, fueling the most growth in stores. Digital tools are driving higher average order value in both channels. StyleConnect is so powerful it now represents 13% of total FAS sales. Our mobile apps are exceeding our expectations with downloads and engagements growing month-over-month and driving higher average order value and conversion than the site average. Our apps are being designed to become the key hub of our new loyalty program. We are really excited to add the StyleConnect feature to our app in January. Buy online, pick-up in store has remained a customer convenience. Revenues not only increased double digits year-over-year, but add-on store revenues are growing as customers are responding to coordinating items that our expert stylists suggest.

Chico’s FAS, Inc. (CHS) Q3 2022 Earnings Call Corrected Transcript 22-Nov-2022 1-877-FACTSET www.callstreet.com 5 Copyright © 2001-2022 FactSet CallStreet, LLC And last, we are operationally excellent. We are continually focused on diligently managing our inventory, cost of sales, supply chain, expenses and real estate, generating healthy cash flow and delivering a strong bottom line. During the quarter, we had solid gross margin performance, while slightly lower than last year. Higher raw material costs were partially offset by freight, occupancy leverage, and higher average unit retail. Our year-to-date gross margin was 300 basis points ahead of the prior year. We are focusing on constantly improving our sourcing, logistics and operational processes to help drive efficiencies and lower costs. We have carefully managed our calendar and inventory flow to assure product will be available to our customers in a timely manner. We have also prudently controlled our mix of ocean versus air freight with air cost for the third quarter down 95% from last year's third quarter, reducing overall freight cost by nearly 75%. Now, let me turn the call over to PJ to update you on our financial performance. PJ? ... Patrick J. Guido Executive Vice President & Chief Financial Officer, Chico's FAS, Inc. Thank you, Molly, and good morning, everyone. The third quarter marked another great performance, where our product and execution delivered growth and profitability across channels. We posted diluted EPS of $0.20, an increase of more than 30% over last year and our seventh consecutive quarter of double-digit year-over-year earnings growth. Bottom line results were driven by strong top line, as well as expense leverage, resulting from a more flexible cost structure. Third quarter total sales of $518 million increased more than 14% over last year and nearly 17% on a comparable sales basis, driven by greater breadth and depth of products, complemented by strong traffic, both in-store and online. Looking at the brand level, apparel was once again the leading performer for the quarter, with Chico's posting a 29% comparable sales increase and White House Black Market generating a 17% comparable sales gain. Soma posted a third quarter comparable sales decline of 6%, primarily affected by the continued slowdown of the lounge and cozy categories, but Soma comparable sales are up nearly 35% compared to the third quarter of 2019. Continued innovation and active inventory management resulted in higher AUR and year-over-year growth within the core foundation, bra and panty categories. Third quarter gross margin was 40% compared to 40.7% last year. This year's 40% gross margin is a healthy normalized margin, indicative of steady inventory flow and full-price selling. Gross margin this quarter sits 470 basis points above the third quarter of fiscal 2019 and reflects our focus on product, quality and full-price selling. SG&A expenses for the quarter totaled $176 million or 33.9% of sales, compared to 35.8% in last year's third quarter. The 190 basis points of leverage was driven by higher sales and ongoing expense management in the face of higher inflationary pressure. During the quarter, we leveraged marketing expense, our second largest expense bucket within SG&A, and our marketing efforts continued to drive traffic and help generate active customer growth across all three brands. For the quarter, we posted $32 million of operating income, an increase of nearly 45% over last year. Our higher sales in expense leverage produced an operating margin of over 6%, well above last year's margin of 4.9%, clear evidence of the focus we place on sales, earnings and cash flow. EBITDA for the quarter was close to $42 million and nearly $170 million for the first nine months, well above all of last year and more than two times what we generated in the full year of 2019.

Chico’s FAS, Inc. (CHS) Q3 2022 Earnings Call Corrected Transcript 22-Nov-2022 1-877-FACTSET www.callstreet.com 6 Copyright © 2001-2022 FactSet CallStreet, LLC Now, let's turn to our balance sheet and overall financial strength. Our cash position, total liquidity and operating cash flow remained very strong, providing us with the flexibility to manage the business and make investments to further propel our growth. After repaying $30 million of debt, we ended the quarter with cash of $141 million and total liquidity of nearly $330 million, inclusive of capacity on our credit facility. At the end of the third quarter, total inventories were $304 million, compared to $278 million one year ago. The year-over-year 9% increase primarily reflects strategic inventory management to align assortments with seasonal consumer demand to support our planned sales growth. As we move into the fourth quarter, we believe our inventory levels are appropriate and we have the ability to maintain healthy full-price sales. Based on our fourth quarter sales expectations, we expect to end fiscal 2022 with lower customer-facing inventory than last year. Now, let me give some color on our outlook for the fourth quarter and full year. We believe we remain on track for solid top line growth for the fourth quarter and full year. We're seeing very healthy consumer behavior in both channels as measured by traffic, conversion and average dollar sale. Therefore, we have not adjusted our plan for the fourth quarter, even though we are cautious based on the macroeconomic environment. Both existing and new customers are continuing to show up for us because we are delivering the style, innovation, uniqueness and quality that our customers expect. And we're continually attracting new and younger customers to our brands. We're currently forecasting that we will sustain healthy gross margins through full-price selling, product mix, occupancy leverage and supply chain cost management, and believe we are well down the path to reach our annual margin target of 40% by 2024. Continued full-price selling and strategic price adjustments will continue to support higher AURs. Managing our air, ocean freight mix has resulted in favorable year-over-year expense which is accruing to gross margin. And we are actively managing our inventory to fulfill higher demand and support a strong finish to another great year. Because we actively manage expenses and have the ability to flex our cost structure with the environment, we feel well-prepared should economic conditions start to impact sales. To-date, our investments in store labor, our biggest expense bucket are supporting higher sales and our marketing programs continue to drive customer growth. We are continuing to make prudent capital investments that will fuel traffic and conversion across all three channels. Our planned capital expenditures for fiscal 2022 are expected to total between $65 million to $70 million to build out our digital and marketing platforms, as well as invest in new Soma stores and upgrades to our existing fleet of Chico's stores. On the digital side, we are building out our Connected Commerce platform, which will offer customers a seamless, personalized integration of in-person and digital experiences. We opened to 10 standalone Soma stores during the quarter and plan to open 14 more in the fourth quarter, bringing the total for the year to 27. In addition, we will have renovated 37 of our most productive Chico's boutiques by year-end. And due to the continued improving productivity and profitability of our store base, we now expect to close 26 stores this year, down from our original target of up to 40. Also, although Hurricane Ian did not have a material impact on our financial results for the quarter, four stores were heavily damaged and are expected to remain closed for the balance of the year. Let me also highlight that our cash flow and EBITDA base continues to grow, and we expect our financial position to strengthen from here. In addition to allowing us to fund strategic investments, strong cash flow will allow us to navigate an uncertain environment that has presented challenges for most retailers. Growing our EBITDA and cash flow base is

Chico’s FAS, Inc. (CHS) Q3 2022 Earnings Call Corrected Transcript 22-Nov-2022 1-877-FACTSET www.callstreet.com 7 Copyright © 2001-2022 FactSet CallStreet, LLC allowing us to invest in our three-year plan. And, although we are seeing some pressure on SG&A, we expect ongoing investment to support higher growth and expense leverage in the coming years. So, with that, for the fourth quarter, we expect total sales of $535 million to $555 million, gross margin rate as a percent of sales to be in the 35.4% to 35.8% range. SG&A as a percent of sales to be in the 32.7% to 33.2% range. An effective tax rate of approximately 25%. And diluted EPS of $0.07 to $0.10. For the full year, we expect total sales of $2.153 billion to $2.173 billion. Gross margin rate as a percent of sales to be in the 39.2% to 39.3% range. SG&A as a percent of sales to be in the 32.3% to 32.4% range. An effective tax rate of approximately 23%. And diluted EPS of $0.89 to $0.92. In closing, we are well-positioned to fuel our existing momentum and remain confident in our three-year strategic plan and our ability to create shareholder value, both now and over the long term. We look forward to keeping you posted on our progress. Now, I'll turn the call back over to the operator. Operator? ... QUESTION AND ANSWER SECTION Operator: Thank you. And at this time, we would be happy to take your questions. [Operator Instructions] And our first question today will come from Dana Telsey with Telsey Group. Please go ahead. ... Dana Lauren Telsey Analyst, Telsey Advisory Group LLC Q Hi. Good morning, everyone, and congratulations on the nice progress. In terms of current trends, what we've been hearing about November to-date or October, any way you'd want to frame the current environment and what you're seeing and what your promotional plans are, as we're going into the fourth quarter? And then, with the new merchant talent at Soma, what's your view of the progress that we should see at Soma going forward? And just lastly, supply chain easing, how would you frame the tailwind benefit to that as we move through the fourth quarter and into 2023? Thank you. ... Molly Langenstein Chief Executive Officer, President, Director & Member of Executive Committee, Chico's FAS, Inc. A Thank you, Dana. Our current business and customer remain healthy, evidenced by our Q3 results and driven by our strong digital and store traffic, our higher AUR and [ph] ADS (00:24:17), our increased customer frequency, and also our spend overall from our customers. So, we are not seeing any changes in our consumer and look forward to the fourth quarter ahead. As it relates to promotional plans, we have certainly built into our calendar products that we built to be promotional, and that has been strategically built for that key Black Friday and Cyber Monday events. We do plan to be less promotional, however, competitive to fuel growth in the Q4 time period. As it relates to our new merchant talent, I am really excited about the opportunity to continue to propel the brand forward. The success that we continued to have in taking market share and growing the bra and panty business is just a no pun intended foundation, just for the strong business in general and our opportunity to really leverage the expertise that Chris brings in terms of growing our apparel and our sleepwear business even greater.

Chico’s FAS, Inc. (CHS) Q3 2022 Earnings Call Corrected Transcript 22-Nov-2022 1-877-FACTSET www.callstreet.com 8 Copyright © 2001-2022 FactSet CallStreet, LLC And then, your last question as in regards to supply chain, we do see that the supply chain is easing and that the ports have more normalized and then in-transit times in terms of on ocean, those windows are definitely narrowing. So, we've been able to take our extended calendar, reduce it a little bit to be able to make decisions closer to customers, but we're still watching it very closely, because the situation is fluid. ... Dana Lauren Telsey Analyst, Telsey Advisory Group LLC Q Thank you. ... Operator: And our next question will come from Marni Shapiro with Retail Tracker. Please go ahead. ... Marni Shapiro Analyst, The Retail Tracker Q Hey, guys. Congratulations. The stores look absolutely stunning, absolutely stunning. So, I wanted to follow up on that. Could you talk a little bit about – you've had delivery issues, would you say at this point, deliveries are timely, goods are flowing the way they're supposed to, your floor sets are going the way they're supposed to, or is there still room for improvement there? And I can't remember, do have the ability to chase, and is that something you typically do? ... Molly Langenstein Chief Executive Officer, President, Director & Member of Executive Committee, Chico's FAS, Inc. A Yes. Thank you, Marni. Actually, we've had the benefit of goods being early, as we discussed in our Q2 call where we had put inventory ahead of demand. So that really helped us in October, where we were fueling the demand by actually pulling deliveries up that we had received early. So, we were actually being able to put – we were able to put holiday in front of the consumer a little bit earlier, and we've been able to manage the flow of inventory in all three brands. So that's actually been serving us that we moved the calendar 10 weeks last year. And so, we continue to see that we're receiving goods early and that's why we believe that that's an opportunity for us right now, as we go into the balance of this year. As ability to be able to chase, we do as most do in terms of platforming a fabric and dyeing basic colors so that we can chase bodies and get things half made. And we've also moved some production to be more near shore in this hemisphere to be able to tighten some time, but it's still not the chase that, I think most of us in the industry would like to have at this time. ... Marni Shapiro Analyst, The Retail Tracker Q That's fair. And then could I just follow up on Soma for one second. You guys are leading and have led as far as your customer service, but also things like StyleConnect. Are your Chico's and White House sales associates using those kinds of tools to also sell her into Soma, even if it's just digitally to get her familiar with the brand to raise brand awareness? Because it feels like from the outside looking and the brand awareness for Soma is still very low. And while the trend has moved away from sleepwear we all know that, I'm thinking just bigger picture, the opportunity is still really there and your foundations business is good. Are you using your banner stores to send customers there? ...

Chico’s FAS, Inc. (CHS) Q3 2022 Earnings Call Corrected Transcript 22-Nov-2022 1-877-FACTSET www.callstreet.com 9 Copyright © 2001-2022 FactSet CallStreet, LLC Molly Langenstein Chief Executive Officer, President, Director & Member of Executive Committee, Chico's FAS, Inc. A Yeah. It's a simple answer. [ph] Interestingly (00:28:28), a change that we did earlier this year is that we combined the management of all three brands in the fourth organization, so that we have very tight geographical areas of management, and that has allowed us to really work as an FAS team and they are one team that promotes – both Chico's and White House promote each other's brand, as well as Soma. What's to come next year is that the replatform that we have in place will allow us to actually have a universal cart, so that when you check out, you will be able to put Soma in the apparel checkout and that will come later in the year with the replatform. So, there's a lot more good things on the horizon being able to leverage Soma to be in every Chico's and White House Black Market basket. ... Marni Shapiro Analyst, The Retail Tracker Q Best of luck for holiday. I will take the rest offline. But congratulations, the stores are absolutely stunning. ... Molly Langenstein Chief Executive Officer, President, Director & Member of Executive Committee, Chico's FAS, Inc. A Thank you, Marni. ... Patrick J. Guido Executive Vice President & Chief Financial Officer, Chico's FAS, Inc. A Thanks, Marni. ... Operator: And thank you. This concludes our question-and-answer session. I'd like to turn the conference back to Molly Langenstein for any closing remarks. ... Molly Langenstein Chief Executive Officer, President, Director & Member of Executive Committee, Chico's FAS, Inc. Thank you. Our results and momentum validate that our pillars are fueling our strategy. We are customer led, product obsessed, digital first, operationally excellent company with a portfolio of three unique brands on a clear path of continued profitable growth. We are on track to achieving our three-year plan and generating meaningful shareholder value. Before I close, let me take a minute to say a few words about our Fort Myers headquarters and the impact of Hurricane Ian on our associates and community. First and foremost, our concern was for the safety and wellbeing of our associates and, thankfully, all of our associates are safe. We created an Employee Assistance Fund supported by the company along with the generosity of our associates, board members, business partners, and that eased the financial burden of reconstruction and losses incurred by many of our associates. 24 hours after the storm, our corporate campus became the host for over 3,000 Florida Power & Light men and women, and a distribution hub for red cross volunteers who tirelessly work to serve our community. Lastly, we have four damaged stores that remain closed, including our original Chico's Sanibel store. We will rebuild. We are a resilient company, surviving and thriving during COVID, and emerging stronger in the third quarter, post Hurricane Ian. This is because of our amazing associates and their tenacity, actions, and true sense of collaboration during difficult times. Thank you to our teams for making it different. Have a wonderful

Chico’s FAS, Inc. (CHS) Q3 2022 Earnings Call Corrected Transcript 22-Nov-2022 1-877-FACTSET www.callstreet.com 10 Copyright © 2001-2022 FactSet CallStreet, LLC Thanksgiving and holiday season. And thank you for your interest and time. We look forward to speaking with you again during our year-end conference call in February. ... Operator: Your conference is now concluded. Thank you for attending today's presentation. You may now disconnect your lines at this time. Disclaimer The information herein is based on sources we believe to be reliable but is not guaranteed by us and does not purport to be a complete or error-free statement or summary of the available data. As such, we do not warrant, endorse or guarantee the completeness, accuracy, integrity, or timeliness of the information. You must evaluate, and bear all risks associated with, the use of any information provided hereunder, including any reliance on the accuracy, completeness, safety or usefulness of such information. This information is not intended to be used as the primary basis of investment decisions. It should not be construed as advice designed to meet the particular investment needs of any investor. This report is published solely for information purposes, and is not to be construed as financial or other advice or as an offer to sell or the solicitation of an offer to buy any security in any state where such an offer or solicitation would be illegal. Any information expressed herein on this date is subject to change without notice. Any opinions or assertions contained in this i nformation do not represent the opinions or beliefs of FactSet CallStreet, LLC. FactSet CallStreet, LLC, or one or more of its employees, including the writer of this report, may have a position in any of the securities discussed herein. THE INFORMATION PROVIDED TO YOU HEREUNDER IS PROVIDED "AS IS," AND TO THE MAXIMUM EXTENT PERMITTED BY APPLICABLE LAW, FactSet CallStreet, LLC AND ITS LICENSORS, BUSINESS ASSOCIATES AND SUPPLIERS DISCLAIM ALL WARRANTIES WITH RESPECT TO THE SAME, EXPRESS, IMPLIED AND STATUTORY, INCLUDING WITHOUT LIMITATION ANY IMPLIED WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, ACCURACY, COMPLETENESS, AND NON -INFRINGEMENT. TO THE MAXIMUM EXTENT PERMITTED BY APPLICABLE LAW, NEITHER FACTSET CALLSTREET, LLC NOR ITS OFFICERS, MEMBERS, DIRECTORS, PARTNERS, AFFILIATES, BUSINESS ASSOCIATES, LICENSORS OR SUPPLIERS WILL BE LIABLE FOR ANY INDIRECT, INCIDENTAL, SPECIAL, CONSEQUENTIAL OR PUNITIVE DAMAGES, INCLUDING WITHOUT LIMITATION DAMAGES FOR LOST PROFITS OR RE VENUES, GOODWILL, WORK STOPPAGE, SECURITY BREACHES, VIRUSES, COMPUTER FAILURE OR MALFUNCTION, USE, DATA OR OTHER INTANGIBLE LOSSES OR COMMERCIAL DAMAGES, EVEN IF ANY OF SUCH PARTIES IS ADVISED OF THE POSSIBILITY OF SUCH LOSSES, ARISING UNDER OR IN CONNECTION WITH THE INFORMATION PROVIDED HEREIN OR ANY OTHE R SUBJECT MATTER HEREOF. The contents and appearance of this report are Copyrighted FactSet CallStreet, LLC 2022 CallStreet and FactSet CallStreet, LLC are trademarks and service marks of FactSet CallStreet, LLC. All other trademarks mentioned are trademarks of their respective companies. All rights reserved.